UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 25, 2003


                       CITIGROUP MORTGAGE LOAN TRUST INC.

            (as depositor under the Pooling and Servicing Agreement,
           dated as of November 1, 2003, providing for the issuance of
              Mortgage Pass-Through Certificates, Series 2003-UP3)


                       Citigroup Mortgage Loan Trust Inc.
                       ----------------------------------

             (Exact name of registrant as specified in its charter)
--------------------------------------------------------------------------------

           Delaware                  333-107958               01-0791848
-----------------                   ------------          ----------------------
(State or Other Jurisdiction        (Commission             (I.R.S. Employer
of Incorporation)                   File Number)          Identification Number)

390 Greenwich Street
New York, New York                                                10013
----------------------------------------                       ----------
(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code:  (212) 816-6000


================================================================================




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                                      -2-

Item 2.  Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Pools

         On November 25, 2003, a single series of certificates, entitled Citigroup Mortgage Loan Trust, Series 2003-UP3, Mortgage Pass-Through Certificates (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of November 1, 2003 (the "Agreement"), attached hereto as Exhibit 4.1, among Citigroup Mortgage Loan Trust Inc. as depositor (the "Depositor"), Union Planters Mortgage, Inc. as master servicer (the "Master Servicer") and Wells Fargo Bank Minnesota, National Association as trustee (the "Trustee"). The Certificates consist of sixteen classes of certificates (collectively, the "Certificates"), designated as the "Class A-1 Certificates," the "Class A-2 Certificates," the "Class A-3, Certificates," the "Class IO-1 Certificates," the "Class IO-2 Certificates," the "Class IO-3 Certificates," the "Class PO-1 Certificates," the "Class PO-2 Certificates," the "Class PO-3 Certificates," the "Class B-1 Certificates," the "Class B-2 Certificates," the "Class B-3 Certificates," the "Class B-4 Certificates," the "Class B-5 Certificates," the "Class B-6 Certificates" and the "Class R Certificates." The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four-family, fixed-rate, first lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of $323,793,082.23 as of November 1, 2003 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated November 24, 2003 (the "Mortgage Loan Purchase Agreement"), between the Depositor and Union Planters Bank, National Association. The Class A-1, Class A-2, Class A-3, Class B-1, Class B-2 and Class B-3 Certificates were sold by the Depositor to Citigroup Global Markets Inc. (in such capacity, the "Representative"), pursuant to an Underwriting Agreement, dated November 24, 2003, between the Depositor and the Representative.

         The Certificates have the following initial Certificate Balances and Pass-Through Rates:


      =====================================================================================================

                                                Initial Certificate
                   Class                         Principal Balance                 Pass-Through Rate
      -----------------------------------------------------------------------------------------------------
                     A-1                           $87,087,000.00                   7.00% per annum
      -----------------------------------------------------------------------------------------------------
                     A-2                           $181,487,000.00                  7.00% per annum
      -----------------------------------------------------------------------------------------------------
                     A-3                           $25,325,000.00                   7.00% per annum
      -----------------------------------------------------------------------------------------------------
                     B-1                            $5,504,300.00                   7.00% per annum
      -----------------------------------------------------------------------------------------------------
                     B-2                            $4,209,100.00                   7.00% per annum
      -----------------------------------------------------------------------------------------------------
                     B-3                            $3,075,900.00                   7.00% per annum
      -----------------------------------------------------------------------------------------------------
                     B-4                            $1,618,800.00                   7.00% per annum
      -----------------------------------------------------------------------------------------------------
                     B-5                            $1,618,800.00                   7.00% per annum
      -----------------------------------------------------------------------------------------------------
                     B-6                            $3,403,178.23                   7.00% per annum
      -----------------------------------------------------------------------------------------------------
                    IO-1                           Notional Amount                      Variable
      -----------------------------------------------------------------------------------------------------
                    IO-2                           Notional Amount                      Variable

                                     - 3 -

      -----------------------------------------------------------------------------------------------------
                    IO-3                           Notional Amount                      Variable
      -----------------------------------------------------------------------------------------------------
                    PO-1                            $1,840,584.00                        0.00%
      -----------------------------------------------------------------------------------------------------
                    PO-2                            $5,939,373.00                        0.00%
      -----------------------------------------------------------------------------------------------------
                    PO-3                            $2,684,047.00                        0.00%
      -----------------------------------------------------------------------------------------------------
                      R                                 100%                              N/A
      =====================================================================================================

         The Certificates, other than the IO-1, IO-2, IO-3, PO-1, PO-2, PO-3, B-4, B-5, B-6 and R Certificates, and the Mortgage Loans are more particularly described in the Prospectus, dated November 4, 2003, and the Prospectus Supplement, dated November 24, 2003, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class IO-1, IO-2, IO-3, PO-1, PO-2, PO-3, B-4, B-5, B-6 and R Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Item 7.           Financial Statements and Exhibits

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits


                  Exhibit No.      Description
                  -----------      -----------

                  4.1 Pooling and Servicing Agreement, dated as of November 1, 2003, by and among Citigroup Mortgage Loan Trust Inc. as Depositor, Union Planters Mortgage, Inc. as Master Servicer and Wells Fargo Bank Minnesota, National Association as Trustee, relating to the Series 2003-UP3 Certificates.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 25, 2003

                                   CITIGROUP MORTGAGE LOAN TRUST INC.


                                   By: /s/ Matt Bollo
                                      --------------------------------
                                   Name:   Matt Bollo
                                   Title:  Assistant Vice President

                                Index to Exhibits




                                                           Sequentially Numbered
 Exhibit No.    Description                                         Page
 -----------    -----------                                         ----

     4.1        Pooling and Servicing Agreement, dated as of          7
                November 1, 2003, by and among Citigroup
                Mortgage Loan Trust Inc. as Depositor, Union
                Planters Mortgage, Inc. as Master Servicer and Wells Fargo Bank Minnesota, National
                Association as Trustee, relating to the
                Series 2003-UP3 Certificates.

                                   Exhibit 4.1